CODE OF ETHICS

                    CITIGROUP ASSET MANAGEMENT-NORTH AMERICA
                   AND CERTAIN REGISTERED INVESTMENT COMPANIES
                          As Amended September 13, 2005

        Pursuant to Rule 17j-1 of the Investment Company Act of 1940, and
               Rule 204A-1 of the Investment Advisers Act of 1940


                            A Commitment to Integrity

I. Statement of Principles - This Code of Ethics (the "Code") is applicable to Citigroup Asset Management ("CAM")(1), and those U.S.-registered investment companies advised, managed or sponsored by CAM (the "Funds") in order to establish rules of conduct for persons who are associated with CAM and the Funds. The Code is also applicable to any of CAM's U.S. domiciled registered investment advisers and any of their employees that offer or manage products that are not registered under the Investment Company Act of 1940. The Code's purpose is (i) to minimize conflicts and potential conflicts of interest between employees of CAM and CAM's clients (including the Funds), and between Fund directors or trustees and their Funds, (ii) to provide policies and procedures consistent with applicable law and regulation, including Rule 17j-1 under the Investment Company Act of 1940 and 204A-1 under the Investment Advisers Act of 1940, and other applicable provisions of the Federal securities laws and (iii) to prevent fraudulent or manipulative practices with respect to purchases or sales of securities held or to be acquired by client accounts. All U.S. employees and certain immediate family members of CAM, including employees who serve as Fund officers, directors or trustees, and all directors or trustees ("directors") of each Fund, are Covered Persons under this Code. The defined term "Covered Persons" is described in Section II below.

     All CAM personnel owe a fiduciary duty to CAM's clients and must put the customer's interests first, must protect their confidentiality, must not take inappropriate advantage of their positions, must not act upon non-public information, and are required to fulfill their fiduciary obligations. Personal securities transactions by Covered Persons (including certain transactions in the firm's 401(k) plan) shall adhere to the requirements of this Code and shall be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of the person's position of trust and responsibility. While the Code is designed to address both identified conflicts and potential conflicts, it cannot possibly be written broadly enough to cover all potential situations. In this regard, Covered Persons are expected to adhere not only to the letter, but also the spirit of the policies contained herein. All Fund directors owe a fiduciary duty to each Fund of which they are a director and to that Fund's shareholders when conducting their personal investment transactions. At all times and in all matters Fund directors shall place the interests of their Funds before their personal interests. The fundamental standard to be followed in personal securities transactions is that Covered Persons may not take inappropriate advantage of their positions.

     As a matter of law and of this Code, no CAM employee must ever discuss (except for those individuals who already know about such information before the conversation), trade in a security, option, or commodity (including shares of a proprietary open-end or closed-end mutual fund, or unit investment trust ("UIT")) or disseminate non-public information while in possession of material, non-public information about the issuer or the market for those securities or commodities, even if the employee has satisfied all other requirements of this Code. From time to time, the Compliance Department may notify employees who are deemed to be in possession of material non-public information that they are restricted from trading certain securities, which may include mutual funds, for a period of time determined by the Compliance Department. Where such a restriction applies to a money market fund, the restriction would extend to check writing, where such a facility is available.

     CAM employees are also subject to and must comply with the requirements of the Federal securities laws, certain provisions of which are addressed in other Citigroup policies including: Citigroup Code of Conduct; CAM Non-Public Information and Chinese Wall Policy; Information Barrier Policy; policies on insider trading; the purchase and sale of securities listed on any applicable Citigroup restricted list; the receipt or giving of gifts; Cash and Non-Cash Compensation; Disclosure of Open-End Mutual Fund
     Positions Policy; Market Timing Policy; and the Regulation FD Fair Disclosure Policy. These and other relevant CAM policies and procedures are available on CAM's Intranet WEB site.

     The Code is very important to CAM, our clients, and our affiliated entities. The reputation of CAM and its employees for "best practices" and integrity is a priceless asset, and all employees have the duty and obligation to support and maintain it when conducting their personal securities transactions. If you should have any questions about the Code or any procedures hereunder, please contact the Compliance or Legal Departments.

II.  Covered Persons - This Code applies to the following persons:

     1. CAM U.S. Employees: Every permanent employee, including employees who serve as Fund officers, trustees or directors and, generally, temporary workers, independent contractors, and consultants (except as provided in Section IV) working in any CAM business unit, must comply with all of the provisions of the Code applicable to CAM employees unless otherwise indicated. Certain employees (i.e., portfolio managers, traders and research analysts (and each of their assistants) are subject to certain additional restrictions outlined in the Code.) All other employees of CAM are considered to be "Advisory Personnel."

          The policies, procedures, and restrictions referred to in this Code also apply to an employee's spouse, significant other and minor children. The Code also applies to any other account over which the employee is deemed to have beneficial ownership (This includes accounts of any immediate family members sharing the same household as the employee; accounts in which the employee otherwise has a pecuniary interest that allows the employee directly or indirectly to profit or share in any profit; a legal vehicle of which the employee is the controlling equity holder; and an entity in which the employee has an equity interest, provided the employee also has or shares investment control over the securities held by such entity); and any account over which the employee may otherwise be deemed to have control. For a more detailed description of beneficial ownership, see Exhibit A attached hereto.

     2. Fund Directors: Independent Fund directors are only subject to the relevant parts contained in Section I - Summary of Principals, Section II - Covered Persons, Section III - Monitoring and Enforcement,
          Section V - Accounts and Transactions Covered by this Code, Section IX
          - Blackout Periods, Section XVI - Fund Directors, Section XVII - Handling of Disgorged Profits, Section XVIII - Confidentiality,
          Section XIX - Other Laws, Rules and Statements of Policy, and Section XXII - Exceptions to the Code. However, a Fund director who is also a CAM employee is subject to all provisions of this Code. Independent directors should consult with independent counsel with regard to any questions concerning their responsibilities under the Code.

     3. CAM Senior Executives: Certain CAM senior executives, in addition to this Code, are also Covered Persons under the Citigroup Personal
          Trading Policy ("CPTP"). Additional requirements of the CPTP are described in Sections VIII and XIII of this Code.

III. Monitoring and Enforcement - It is the responsibility of each Covered Person to act in accordance with a high standard of conduct and to comply with the policies and procedures set forth in this document, and to report any violations promptly to the Compliance Department. CAM takes seriously its obligation to monitor the personal investment activities of its employees, and to review the periodic reports of all Covered Persons. Any violation of this Code by employees will be considered serious, and may result in disciplinary action, which may include the unwinding of trades, disgorgement of profits, monetary fine or censure, and suspension or termination of employment. Any violation of this Code by a CAM employee will be reported by the Compliance Department to the person's supervisor, and to the Chief Compliance Officers of the Advisers and the Funds.

IV. Opening and Maintaining Employee Accounts - All employees' brokerage accounts, including accounts maintained by a spouse or significant other, for which the employee is deemed to have beneficial ownership, any other accounts over which the employee, spouse and/or significant other exercises control, must be maintained either at Smith Barney ("SB") or at Citicorp Investment Services ("CIS"). For spouses or other persons who, by reason of their employment or exceptional circumstances, are required to conduct their securities, commodities or other financial transactions outside of SB or CIS, employees may submit a written request for an exemption to the Compliance Department (See attached Exhibit B - Outside Brokerage Account Approval Request Form). If approval is granted, copies of trade confirmations and periodic (monthly or quarterly) statements must be sent to the Compliance Department. In addition, all other provisions of this Code will apply. The above policy also applies to temporary personnel, independent contractors, and consultants who have been or will be working in any CAM business unit for at least one year. It is each business unit's responsibility to identify any temporary personnel, independent contractors, and consultants subject to this provision.

V. Accounts and Transactions Covered by this Code - The following types of securities are covered ("Covered Securities") by this Code:

     1. Stocks, notes, bonds, closed-end funds, off shore mutual funds, hedge funds, exchange traded funds ("ETFs"), debentures, and other evidences of indebtedness, including senior debt, subordinated debt, investment contracts, commodity contracts, futures and all derivative instruments such as options, warrants and indexed instruments, or, in general, any interest or instrument commonly known as a "security." All provisions of this Code cover transactions in these securities.

     2. Proprietary open-end U.S. mutual funds and open-end U.S. mutual funds sub-advised by CAM (with the exception of money market funds) are subject to the provisions of this Code as follows: (i) shares beneficially owned by CAM employees must be held in an account maintained at SB or CIS (in accordance with Section IV above); and
          (ii) shares beneficially owned by CAM employees must be held for a period of at least 90 calendar days (in accordance with Section VII below).

VI. Excluded Accounts and Transactions - The following types of accounts and investment activities need not be maintained at SB or CIS, nor are they subject to the other restrictions of this Code:

     1. Open-end U.S. mutual funds that are not managed by CAM and are purchased directly from that fund company. Note: transactions relating to closed-end funds are subject to the pre-clearance, blackout period and other restrictions of this Code;

     2. Estate or trust accounts of which an employee or related person has a beneficial ownership, but no power to affect investment decisions. There must be no communication between the account(s) and the employee with regard to investment decisions prior to execution. The employee must direct the trustee/bank to furnish copies of confirmations and statements to the Compliance Department;

     3. Fully discretionary accounts managed by either an internal or external registered investment adviser are permitted and may be custodied away from SB and CIS if (i) the employee receives permission from the Regional Director of Compliance or designee and the relevant Chief Investment Officer ("CIO"), and (ii) there is no communication between the manager and the employee with regard to investment decisions prior to execution. The employee must designate that copies of trade confirmations and periodic (monthly or quarterly) statements be sent to the Compliance Department;

     4. Employees may participate in direct investment programs that allow the purchase of securities directly from the issuer without the intermediation of a broker/dealer provided that the timing and size of the purchases are established by a pre-arranged, regularized schedule. Employees must pre-clear the transaction at the time that the dividend reinvestment program is being set up. (No provision in this Code requires a Covered Person to report or pre-clear a particular instance of dividend reinvestment once the applicable dividend reinvestment program has been properly pre-cleared);

     5. In addition to the foregoing, the following types of securities are exempted from pre-clearance, blackout periods, reporting and short-term trading requirements: proprietary money market funds; U.S.-registered non-proprietary open-end mutual funds for which CAM does not serve as a sub-adviser; unit investment trusts that invest in unaffiliated mutual funds; Qualified Tuition Programs ("Section 529 plans" or "College Savings Plans"), U.S. Treasury bills, bonds and notes; mortgage pass-throughs (e.g., Ginnie Maes) that are direct obligations of the U.S. government; bankers' acceptances; bank certificates of deposit; commercial paper; and high quality short-term debt instruments (meaning any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization, such as S&P or Moody's), including repurchase agreements; and

     6. The exercise, including the "exer-sale" ("sell to cover") of Citigroup options received through any of the compensation programs, unless the employee is subject to the provisions of the CPTP (as referenced in Section II above), a member of the CAM Management Committee, or an attendee at Management Committee meetings.

VII. Securities Holding Period/Short-Term Trading - Securities transactions by CAM employees must be for investment purposes rather than for speculation. Consequently, all CAM employees must adhere to the following:

     1. Proprietary open-end U.S. mutual fund shares and open-end U.S mutual funds sub-advised by CAM (with the exception of money market funds), including shares held in the firm's 401(k) Plan, may not be redeemed or exchanged within 90 calendar days of purchase or prior exchange. A redemption or exchange of shares in a fund cannot be made within 90 calendar days of the latest purchase of shares from that fund, and must be held for investment purposes and not for speculation. Please note, depending upon the circumstances, the sale or exchange of shares in a proprietary open-end mutual fund or an open-end mutual fund sub-advised by CAM, even beyond the 90 calendar days, and could raise "short-term" trading concerns. The following situations are not subject to the 90 calendar day holding period: (i) redemptions or exchanges from a systematic purchase plan; (ii) dividend reinvestments; and (iii) changes to investment fund options to prospective contributions into the firm's 401(k) Plan;

     2. For all securities other than shares in proprietary open-end U.S. mutual funds and open-end U.S. mutual funds sub-advised by CAM, securities may not be sold within 60 calendar days, calculated on a First In, First Out ("FIFO") basis;

     3. Citigroup securities received as part of an employee's compensation are not subject to the 60 calendar day holding period; and

     4. All profits from short-term trades, including exchanges of proprietary open-end mutual funds or open-end mutual funds sub-advised by CAM, are subject to disgorgement.

VIII. Pre-Clearance/Notification - All CAM employees and temporary workers must pre-clear all personal securities transactions as set out below (see
     Section VI for a listing of accounts, transactions and securities that do not require pre-clearance). See attached Exhibit C - Employee Trade Pre-Approval/Notification Form and Exhibit K - Temporary Workers/Independent Contractors Pre-Trade Approval/Notification Form. A copy of these forms and other relevant forms can be also be found by accessing CAM's Intranet WEB site.

     1. For all securities other than shares in proprietary open-end U.S. mutual funds or open-end U.S. mutual funds sub-advised by CAM, a transaction must not be executed until the employee has received the necessary approval from the Compliance Department. Pre-clearance is valid only on the day it is given. If a transaction is not executed on the day pre-clearance is granted, it is required that pre-clearance be sought again on a subsequent day (i.e., open orders, such as limit orders, good until cancelled orders and stop-loss orders, must be pre-cleared each day until the transaction is effected). In connection with obtaining approval for any personal securities transaction, employees must describe in detail any factors that might be relevant to an analysis of the possibility of a conflict of interest.

     2. Purchases, redemptions and exchanges of proprietary open-end U.S. mutual funds or open-end U.S. mutual funds sub-advised by CAM must not be executed until a notification has been sent to and acknowledged by the Compliance Department. A notification is valid only on the day that it is sent.

     3. Contributions, redemptions (subject to the 90 calendar day holding period) and exchanges of proprietary open-end U.S. mutual funds or open-end U.S. mutual funds sub-advised by CAM in the firm's 401(k) Plan are not subject to pre-clearance or notification requirements.

     4. Any trade that violates the pre-clearance/notification process may be unwound at the employee's expense, and the employee will be required to absorb any resulting loss and to disgorge any resulting profit.

     5. CAM employees are prohibited from engaging in more than 20 transactions (not including purchases, redemptions or exchanges of shares in proprietary or non-proprietary mutual funds) in any calendar month, except with prior written approval from their relevant CIO, or designee. The Compliance Department must receive prompt notification and a copy of any such written approval.

     6. CAM employees subject to the CPTP (as referenced in Section II above) must obtain pre-clearance to make a charitable gift of securities (including a charitable gift of Citigroup securities).

     7.   All CAM  employees  must make a  quarterly  report  to the  Compliance
          Department within 10 calendar days after quarter-end if the CAM employee acquires any or disposes of any securities (from any account over which the employee exercises control) by gift. This report containing the details of the security, date of gift, number of shares or par value, donor/donee and account where held may be made by E-Mail to the Compliance Department.

     8. In addition to the foregoing, the Senior Investment Officer for the Systematic Equity Platform, or designee, must approve all personal securities transactions for members of the CAM Research Department prior to pre-clearance from the Compliance Department as set forth in this section. Pre-approval by the Chief Investment Officer for the Systematic Equity Platform, or designee, is in addition to and does not replace the requirement for the pre-clearance of all personal securities transactions.

IX. Blackout Periods - No Covered Person shall purchase or sell, directly or indirectly, any security in which he/she has, or by reason of the transaction acquires, any direct or indirect beneficial ownership if he/she has knowledge at the time of such transaction that the security is being purchased or sold, or is being considered for purchase or sale, by a managed fund, UIT or client account or in the case of a Fund director, by the director's Fund. In addition, the following Blackout Periods apply to the categories of CAM employees listed below:

     1. Portfolio Managers and Portfolio Manager Assistants - may not buy or sell any securities for personal accounts seven calendar days before or after managed funds or client accounts he/she manages trade in that security;

     2. Traders and Trader Assistants - may not buy or sell any securities for personal accounts three calendar days before or seven calendar days after managed funds, UITs or client accounts he/she executes trades in that security;

     3. Research Analysts and Research Assistants - may not buy or sell any securities for personal accounts: seven calendar days before or after the issuance of or a change in any recommendation; or seven calendar days before or after any managed fund, UIT or client account about which the employee is likely to have trading or portfolio information (as determined by the Compliance Department) trades in that security;

     4. Advisory Personnel (see Section II for details) - may not buy or sell any securities for personal accounts on the same day that a managed fund, UIT or client account about which the employee is likely to have trading or portfolio information (as determined by the Compliance Department) trades in that security; and

     5. UIT Personnel - all employees assigned to the Unit Trust Department are prohibited from transacting in any security when a CAM-sponsored UIT portfolio is buying the same (or a related) security, until seven business days after the later of the completion of the accumulation period or the public announcement of the trust portfolio. Similarly, all UIT employees are prohibited from transacting in any security held in a UIT (or a related security) seven business days prior to the liquidation period of the trust.

          Employees in the above categories may also be considered Advisory Personnel for other accounts about which the employee is likely to have trading or portfolio information (as determined by the Compliance Department).

          Blackout period requirements shall not apply to any purchase or sale, or series of related transactions involving the same or related securities, involving 500 or fewer shares in the aggregate if the issuer has a market capitalization (outstanding shares multiplied by the current price per share) greater than $10 billion and is listed on a U.S. Stock Exchange or NASDAQ. Note: Pre-clearance is still required. Under certain circumstances, the Compliance Department may determine that an employee may not rely upon this "Large Cap/De Minimus" exemption. In such a case, the employee will be notified prior to or at the time the pre-clearance request is made.

X. Prohibited Transactions - CAM employees may not engage in the transactions listed below without the prior written approval from their supervisor, and the Compliance Director of the Adviser or designee. In addition, Portfolio Managers, and Research or Quantitative Analysts must also obtain prior written approval from the relevant CIO or designee (e.g., Senior Investment Officer) for the following transactions:

     1. The purchase, direct or indirect acquisition, or investment of an interest in any private placement, limited partnership, extension of credit or commitment of capital for investment purposes including loans for investment or business purposes. (See attached Exhibit D - Outside Investment Approval Request Form);

     2. The acquisition of any securities in an initial public offering (new issues of municipal debt securities, and a mutual savings bank or thrift conversion to a publicly held ownership during the community offering period, may be acquired subject to the other requirements of this Code (e.g., pre-clearance); and

     3. A security appearing on any restricted list that is applicable to CAM that prohibit employees from executing a transaction in the issuer's equity, fixed income, options, equity derivatives, warrants, rights, or any other securities related to the issuer.

XI. Transactions in Options and Futures - CAM employees may buy or sell derivative instruments such as individual stock options, options and futures on indexes and options and futures on fixed-income securities, and may buy or sell physical commodities and futures and forwards on such commodities. These transactions must comply with all of the policies and restrictions described in this Code, including pre-clearance, blackout periods, transactions in Citigroup securities and the 60 calendar day holding period. However, the 60 calendar day holding period does not apply to individual stock options that are part of a hedged position where the underlying stock has been held for more than 60 calendar days and the entire position (including the underlying security) is closed out.

XII. Chief Investment Officer Oversight - The CIOs or their designees shall review on a periodic basis all CAM portfolio managers' and analysts' beneficial ownership of securities (excluding beneficial ownership through owning fund shares), and will compare the results of such ownership reviews with securities transactions recommended or executed by such portfolio managers and analysts during the review period on behalf of any mutual fund, UIT, off-shore fund, or client account.

XIII. Transactions in Citigroup Securities - Unless a CAM employee is subject to the provisions of the CPTP (as referenced in Section II above), or is otherwise notified to the contrary, the employee may trade in Citigroup securities without restriction (other than the pre-clearance and other requirements of this Code), subject to the limitations set forth below:

     1. Employees whose jobs are such that they know about Citigroup's quarterly earnings prior to release may not engage in any transactions in Citigroup securities during the "blackout periods" which begin on the first day of the last month of each calendar quarter and ends 24 hours after Citigroup earnings are released to the public. CAM employees subject to the CPTP (as referenced in Section II above), members of the CAM Management Committee and certain other Management Committee attendees are subject to these blackout periods. Charitable gifts of Citigroup securities are not subject to this blackout period, but must still be pre-cleared.

     2. Stock option exercises are permitted during a blackout period, unless the employee is subject to the provisions of the CPTP (as referenced in Section II above), a member of the CAM Management Committee, or an attendee at Management Committee meetings.

     3. With regard to exchange-traded options, no transactions in Citigroup options are permitted except to close or roll an option position granted by Citigroup that expires during a blackout period. Charitable contributions of Citigroup securities may be made during the blackout period, but an individual's private foundation may not sell donated Citigroup common stock during the blackout period. "Good `til cancelled" orders on Citigroup stock must be cancelled before entering a blackout period and no such orders may be entered during a blackout period.

     4. No employee may engage at any time in any personal transactions in Citigroup securities while in possession of material non-public information. Investments in Citigroup securities must be made with a long-term orientation rather than for speculation or for the generation of short-term trading profits. In addition, please note that employees must not engage in the following transactions:

               o    Short sales of Citigroup securities;

               o Purchases or sales of options ("puts" or "calls") on Citigroup securities, except writing a covered call at a time when the securities could have been sold under this Code;

               o    Purchases or sales of futures on Citigroup securities; or

               o Any transactions relating to Citigroup securities that might reasonably appear speculative.

     5. The number of Citigroup shares an employee is entitled to in the Citigroup Stock Purchase Plan is not treated as a long stock position until such time as the employee has given instructions to purchase the shares of Citigroup. Thus, employees are not permitted to use options to hedge their financial interest in the Citigroup Stock Purchase Plan.

     6. Contributions into the firm's 401(k) Plan are not subject to the restrictions and prohibitions described in this section.

XIV. Outside Affiliations and Directorships - Employees must obtain written approval from the CAM Compliance Department before accepting or conducting outside employment (See attached Exhibit H - Outside Business Affiliations
     Form) or  directorships  (See  attached  Exhibit I -  Outside  Directorship
     Form). Approval of outside directorships, in addition to Compliance Department approval, is needed from the employee's supervisor and, in certain cases, from the General Counsel's office. For additional information and a copy of our policy and procedure for outside business activities, please refer to the CAM's Intranet WEB site.

XV. Acknowledgement and Reporting Requirements - CAM Employees - All new CAM employees must certify that they have received a copy of this Code, and have read and understood its provisions. In addition, all CAM employees must:

     1. Acknowledge receipt of the Code and any modifications thereof, which CAM shall provide to each person covered by the Code; in writing (See attached Exhibit E for the Acknowledgement of the Code of Ethics
          Form);

     2. Within 10 days of becoming a CAM employee, disclose in writing all information with respect to all securities beneficially owned and any existing personal brokerage relationships (employees must also disclose any new brokerage relationships whenever established). The holdings report must be current as of a date not more than 45 days prior to the employee becoming a Covered Person. Such information should be provided on Exhibit F - Initial Report of Securities Holdings Form;

     3. Direct their brokers to supply, on a timely basis, duplicate copies of confirmations of all personal securities transactions (Note: this requirement may be satisfied through the transmission of automated feeds);

     4. Within 30 days after the end of each calendar quarter, provide information relating to securities transactions executed during the previous quarter for all securities accounts.(2) (Note: this requirement may be satisfied through the transmission of automated feeds, or the regular receipt of brokerage statements);

     5. Submit an annual holdings report containing similar information that must be current as of a date no more than 45 days before the report is submitted, and confirm at least annually all brokerage relationships and any and all outside business affiliations. The holdings report must be current as of a date no more than 45 days prior to the date of the report submitted; and

     6. Certify on an annual basis that he/she has read and understood the Code, complied with the requirements of the Code and that he/she has pre-cleared and disclosed or reported all personal securities transactions and securities accounts required to be disclosed or reported pursuant to the requirements of the Code. (See attached Exhibit G - Annual Certification Form)

XVI. Fund Directors - Fund directors must comply with the provisions set forth in Section XV.2 through XV.5 (in the case of Section XV.2, within 10 days of becoming a Fund director), except as described below:

     1. A Fund director who is not an "interested person" of the Fund, within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, and who would be required to make reports solely by reason of being a Fund director, is not required to make the initial and annual holdings reports required by Section XV.2 and Section XV.5 above.

     2. A "non-interested" Fund director need not supply duplicate copies of confirmations of personal securities transactions required by Section
          XV.3 above, and need only make the quarterly transactions reports required by Section XV.4 above as to any Covered Security if at the time of a transaction by the director in that Covered Security he/she knew or, in the ordinary course of fulfilling his/her official duties as a director of a Fund, should have known that, during the 15-day period immediately before or after that transaction, that security is or was purchased or sold by a Fund of which he/she was a director or was being considered for purchase or sale by such a Fund.

XVII. Handling of Disgorged Profits - Any amounts that are paid/disgorged by an employee under this Code shall be donated by the employee to one or more charities as directed by CAM.

XVIII.  Confidentiality  - All  information  obtained  from any  Covered  Person pursuant to this Code shall be kept in strict confidence, except that such information will be made available to the Securities and Exchange Commission or any other regulatory or self-regulatory organization or to the Fund Boards of Directors to the extent required by law, regulation or this Code.

XIX. Other Laws, Rules and Statements of Policy - Nothing contained in this Code shall be interpreted as relieving any person subject to the Code from acting in accordance with the provision of any applicable law, rule or regulation or, in the case of CAM employees, any statement of Code or procedure governing the conduct of such person adopted by Citigroup, its affiliates and subsidiaries.

XX. Retention of Records - All records relating to personal securities transactions hereunder and other records meeting the requirements of applicable law and regulation, including a copy of this Code and any other policies covering the subject matter hereof, shall be maintained in the manner and to the extent required by applicable law and regulation, including Rule 17j-1 under the 1940 Act, and Rule 204-2 under the Investment Advisers Act of 1940. The Compliance Department shall have the responsibility for maintaining records created under this Code.

XXI. Media Statements - All CAM personnel owe a fiduciary duty to CAM's clients. Any CAM employee, subject to other Citigroup policies and procedures, making any statements through any media outlet (including internet online statements) must be sensitive regarding the securities being discussed. Any such statements should be consistent with the employee's professional and personal investing practices, and is subject to review by the Compliance Department.

XXII. Exceptions to the Code - Any exceptions to this Code must have the prior written approval of both the relevant CIO and the Regional Director of Compliance or designee. Any questions about this Code should be directed to the Compliance Department.

XXIII. Board Review - At least annually, a written report and certification meeting the requirements of Rule 17j-1 under the 1940 Act shall be prepared by the Chief Compliance Officer for the Funds and presented to the Funds' Boards of Directors.

XXIV. Other Codes of Ethics - To the extent that any officer of any Fund is not a Covered Person hereunder, or an investment sub adviser of, sponsor or principal underwriter for any Fund or UIT and their respective access persons (as defined in Rule 17j-1 and 204A-1) are not Covered Persons hereunder, those persons must be covered by separate Code of Ethics which are approved in accordance with applicable law and regulation.

XXV. Amendments - This Code may be amended as to CAM employees from time to time by the Compliance Department. Any material amendment of this Code shall be submitted to the Board of Directors of each Fund for approval in accordance with Rule 17j-1 of the Investment Company Act and Rule 204A-1 under the Investment Advisers Act. Any material amendment of this Code that applies to the directors of a Fund shall become effective as to the directors of that Fund only when the Fund's Board of Directors has approved the amendment in accordance with Rule 17j-1 or at such earlier date as may be required to comply with applicable law and regulation.





                                                TABLE OF EXHIBITS FOR CITIGROUP CODE OF ETHICS FORMS




         EXHIBIT                                                   TITLE                                             PAGE
         -------                                                   -----                                             ----

           A                          Explanation of Beneficial Ownership                                              12

           B                          Outside Brokerage Account Approval Request Form                                  13

           C                          Employee Trade Pre-Approval/Notification Form                                    14

           D                          Outside Investment Approval Request Form                                         16

           E                          Acknowledgement of Code of Ethics Form                                           19

           F                          Initial Report of Securities Holdings Form                                       20

           G                          Annual Compliance Certification Form                                             21

           H                          Outside Business Affiliation Form                                                23

           I                          Outside Directorship Form                                                        24





                            Temporary Personnel Only

           J                          Outside Brokerage Account Approval Request Form                                 25
                                      (Temporary Worker Only)

           K                          Trade Pre-Approval/Notification Form                                            26
                                      (Temporary Worker Only)

           L                          Acknowledgement of Code of Ethics Form                                          27
                                      (Temporary Worker Only)



                                                                 EXHIBIT A

                       EXPLANATION OF BENEFICIAL OWNERSHIP

You are considered to have "Beneficial Ownership" of Securities if you have or share a direct or indirect "Pecuniary Interest" in the Securities.

You have a "Pecuniary Interest" in Securities if you have the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the Securities.

The following are examples of an indirect Pecuniary Interest in Securities:

1. Securities held by members of your immediate family sharing the same household; however, this presumption may be rebutted by convincing evidence that profits derived from transactions in these Securities will not provide you with any economic benefit.

             "Immediate family" means any child, stepchild, grandchild, parent, significant other, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and includes any adoptive relationship.

2. Your interest as a general partner in Securities held by a general or limited partnership.

3. Your interest as a manager-member in the Securities held by a limited liability company.

4. You are a member of an "investment club" or an organization that is formed for the purpose of investing a pool of monies in the types of securities mentioned in this Code Section V.

You do not have an indirect Pecuniary Interest in Securities held by a corporation, partnership, limited liability company or other entity in which you hold an equity interest, unless you are a controlling equity holder or you have or share investment control over the Securities held by the entity.

The following circumstances constitute Beneficial Ownership by you of Securities held by a trust:

1. Your ownership of Securities as a trustee where either you or members of your immediate family have a vested interest in the principal or income of the trust.

2.           Your ownership of a vested interest in a trust.

3. Your status as a settlor of a trust, unless the consent of all of the beneficiaries is required in order for you to revoke the trust.

The foregoing is a summary of the meaning of "beneficial ownership." For purposes of the attached Code, "beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations there under.





                                                                                                                       EXHIBIT B
                    CITIGROUP ASSET MANAGEMENT-NORTH AMERICA
                 Outside Brokerage Account Approval Request Form


Employee Name: ____________________________________________________________________________

Tax Identification/Social Security Number: ______________________________________________________

The following information is provided in order to obtain Compliance approval to open and/or maintain a brokerage account outside Smith Barney or Citicorp
Investment Services:

        Outside Brokerage Firm Name:
                                                   -----------------------------------------------------------------

        Brokerage Firm Address:
        (Where letter should be sent)              -----------------------------------------------------------------

                                                   -----------------------------------------------------------------

                                                   -----------------------------------------------------------------


        Account Number:
                                                   -----------------------------------------------------------------

        Full Account Title:
                                                   -----------------------------------------------------------------

                                                   -----------------------------------------------------------------


Please indicate the reason why you are requesting to open and/or maintain a brokerage account outside of Smith Barney or Citicorp Investment Services:

|_| The account is a fully discretionary account managed by investment advisors, which are registered as such with the SEC
                  (see investment advisor acknowledgment form, attached).

|_|               The account is a joint account with my spouse who works for the brokerage firm where the account will be maintained. My title and position with CAM is__________________, and my
                  spouse's title and position with his/her firm is
                  -------------------------------------.

|_| Estate or trust accounts of which an employee or related person has a beneficial ownership, but no power to affect investment decisions. There must be no communication between the account(s) and the employee with regard to investment decisions prior to execution. Please refer to Exhibit A for a more detailed description of beneficial ownership.

|_|      Other: ___________________________________________________________________.

A copy of any relevant statement(s) and this completed form must be provided to Citigroup Asset Management, Compliance Department, 125 Broad Street, 11th Floor,
New York NY, 10004.


         Employee Signature                                            Compliance Department


                                                                       Supervisor Signature


                                                                       Chief Investment Officer (if applicable)



                                                                                                                    EXHIBIT C
                                                  CITIGROUP ASSET MANAGEMENT- NORTH AMERICA
                                                Employee Pre-Trade Approval/Notification Form
                                                                    (Page 1)
Instructions:

All employees are required to submit this form to the Compliance Department prior to placing a trade. The Compliance Department will notify the employee as to whether or not pre-approval is granted. Pre-approval or acknowledgment of notification is effective only on the date granted. This completed form should be faxed to (646) 862-8499.



Employee Information
-------------------------------------------------------------------------- -----------------------------------------------------
Employee Name:                                                             Phone Number:
                                                                           -----------------------------------------------------
-------------------------------------------------------------------------- -----------------------------------------------------
Account Title:
                                                                           -----------------------------------------------------
-------------------------------------------------------------------------- -----------------------------------------------------
Account Number:
                                                                           -----------------------------------------------------
------------------------------------------------------------------------------------------- ------------------------------------
Managed Account(s)/Mutual Fund(s) for which employee is a Covered Person:
------------------------------------------------------------------------------------------- ------------------------------------
Security Information
--------------------------------------------------------------------------------------------------------------------------------

                                                 IPO       _ Yes   _ No          Private Placement     _ Yes     - No
------------------------- --------------------- --------- --------------------- -------------------- ---------- ----------------
     Security Name        Security Type-e.g.,   Ticker    Buy/Sell/             If Sale/Redemption   No.        Large Cap
                          equity, mutual                  Redeem/Exchange       /Exchange, Date      Shares/    Stock
                          fund, debt, etc.                                      First Acquired(3)    Units      Exception?(4)
------------------------- --------------------- --------- --------------------- -------------------- ---------- ----------------
------------------------- --------------------- --------- --------------------- -------------------- ---------- ----------------

------------------------- --------------------- --------- --------------------- -------------------- ---------- ----------------
------------------------- --------------------- --------- --------------------- -------------------- ---------- ----------------

------------------------- --------------------- --------- --------------------- -------------------- ---------- ----------------
Your position with the Firm:
       (Please check one of the following)       __  Portfolio Manager / Portfolio Manager Assistant
                                                 __  Research Analyst / Research Analyst Assistant
                                                 __  Trader / Trader Assistant
                                                 __  Unit Trust Personnel
                                                 __  Other (Advisory Personnel)

NOTE:           o  All Portfolio Managers must complete page two of this form.
                o  All Fundamental Research Analysts and their Assistants
                   (Systematic Equity Platform) must complete page three of this form and signed by their Senior Investment Officer or designees.

Certification

I certify that I will not effect the transaction(s) described above unless and until pre-clearance approval is obtained from the Compliance Department, or when executing transactions in proprietary open-end U.S. mutual funds or open-end
U.S. mutual funds for which CAM serves as a sub-adviser notification is acknowledged by the Compliance Department. I further certify that, except as described on an attached page, to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with any account managed by CAM (including mutual funds managed by CAM). I further certify that, to the best of my knowledge, there are no pending orders for any security listed above or any related security for any Managed Accounts and/or Mutual Funds for which I am considered a Covered Person. The proposed transaction(s) are consistent with all firm policies regarding employee personal securities transactions.

Signature __________________________                                             Date _______________

-------------------------------------------------------------------------------------------------------------------------------
For Use By the Compliance Department
===============================================================================================================================
                                                    ------------------------- --------- ----------- ---------------------------
   Are Securities Restricted?   __ Yes  __ No        Pre-approval Granted?   __ Yes   __ No           Reason not granted:

                                                    ------------------------- --------- ----------- ---------------------------
----------------------------------------------------------------------------- --------------------- ---------------------------
Compliance Department Signature:                                              Date:                 Time:
----------------------------------------------------------------------------- --------------------- ---------------------------




                                                                                                                    EXHIBIT C
                    CITIGROUP ASSET MANAGEMENT-NORTH AMERICA
                  Employee Pre-Trade Approval/Notification Form
                    (Page 2- PORTFOLIO MANAGER CERTIFICATION)

All portfolio managers must answer the following questions in order to obtain pre-approval. All questions must be answered or the form will be returned. If a question is not applicable, please indicate "N/A".

1. Have your client accounts purchased or sold the securities (or related securities) in the past seven calendar days? Yes __ No __

2. Do you intend to purchase or sell the securities (or related securities) for any client accounts in the next seven calendar days? Yes __ No __


3. Do any of your client accounts currently own the securities (or related securities)? Yes __ No __

    3a. If yes, and you are selling the securities for your personal account, please explain why the sale of the securities was rejected for client accounts but is appropriate for your personal account:

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

4.   Have you, in the past 7 calendar days, considered purchasing the securities (or related securities) for your client accounts?
     Yes __      No  __

    4a. If yes, and you are purchasing securities for your personal account, please explain why the purchase of the securities is appropriate for your account but has been rejected for your client accounts:

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


    4b. If no, and you are purchasing securities for your personal account, please explain why the purchase of the securities has not been considered for your client accounts:

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


    Certification

          I certify that I will not effect the  transaction(s)  described  above
          unless  and  until   pre-clearance   approval  is  obtained  from  the
          Compliance Department.  I further certify that, except as described on
          an  attached  page,  to  the  best  of  my  knowledge,   the  proposed
          transaction(s)  will not result in a  conflict  of  interest  with any account  managed by CAM  (including  mutual  funds  managed by CAM). I further  certify  that,  to the  best of my  knowledge,  there  are no pending orders for any security listed above or any related securities for any Managed Accounts and/or Mutual Funds  (including  mutual funds for which CAM serves as a  sub-adviser)  for which I am  considered  a
          Covered Person.  The proposed  transaction(s)  are consistent with all firm policies regarding employee personal securities transactions.



                  Signature                                                                      Date

------------------------------------------------------------------------------------------------------------------------------
For Use By the Compliance Department
==============================================================================================================================
                                                    ---------------------- ----------- --------- -----------------------------
   Are Securities Restricted?   __ Yes  __ No          Pre-approval Granted?   __Yes     __No    Reason not granted:

                                                    ---------------------- ----------- --------- -----------------------------
-------------------------------------------------------------------------- --------------------- -----------------------------
Compliance Department Signature:                                           Date:                 Time:
-------------------------------------------------------------------------- --------------------- -----------------------------

                                                                                                                EXHIBIT C
----------------------------------------------------------------------------------------------------------------------------------
                                                  CITIGROUP ASSET MANAGEMENT-NORTH AMERICA
                                                Employee Pre-Trade Approval/Notification Form
                                  (Page 3- Supplemental Personal Trade Pre-Approval Form for Research Personnel)

Trade Date: ___________________________________

--------- -------------------------------------- ---------- ------------ ------------------ ----------------- ------------------
                                                                                            Conflict with     Conflict with
  Buy             Security Name/Ticker                       Client        Recommended         Research       Managed Funds
   or                                             Shares/   Account(5)     Security(6)        Department(7)       or Client
  Sell                                             Units      (Y/N)           (Y/N)             (Y/N)        Accounts(8) (Y/N)
--------- -------------------------------------- ---------- ------------ ------------------ ----------------- ------------------
--------- -------------------------------------- ---------- ------------ ------------------ ----------------- ------------------

--------- -------------------------------------- ---------- ------------ ------------------ ----------------- ------------------
--------- -------------------------------------- ---------- ------------ ------------------ ----------------- ------------------

--------- -------------------------------------- ---------- ------------ ------------------ ----------------- ------------------
--------- -------------------------------------- ---------- ------------ ------------------ ----------------- ------------------

--------- -------------------------------------- ---------- ------------ ------------------ ----------------- ------------------


Please read and check to acknowledge:

|_| I agree that if an investment opportunity for a client in the same security presents itself within seven (7) calendar days of my personal trade, I will break my personal trade or immediately seek a waiver from Compliance.
|_| I have not executed more than twenty (20) transactions (including the transaction(s) I am seeking pre-approval for above) during the past calendar month.
|_|  Do you currently own in a personal account any securities that you cover? ?
     Yes ? No If "Yes", please supply the Name, Symbol and CUSIP number below:

Certification:
I certify that I will not effect the transaction(s) described above unless and until pre-clearance approval is obtained from the Compliance Department. I further certify that, except as described on an attached page, to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with any account managed by CAM (including mutual funds managed by CAM). I further certify that, to the best of my knowledge, there are no pending orders for any security listed above or any related securities for any Managed Accounts and/or Mutual Funds (including mutual funds for which CAM serves as a sub-adviser) for which I am considered a Covered Person. The proposed transaction(s) are consistent with all firm policies regarding employee personal securities transactions.

                  ___________________________                                              ___________________________
                  Signature                                                                      Date
Approved(9):

                  ___________________________                                               __________________________
                  Signature                                                                      Date

-------------------------------------------------------------------------------------------------------------------------------
For Use By the Compliance Department
===============================================================================================================================
                                                    ---------------------- ----------- --------- ------------------------------
Are Securities Restricted?     __Yes   __ No          Pre-approval Granted? __Yes   __No         Reason not granted:

                                                    ---------------------- ----------- --------- ------------------------------
-------------------------------------------------------------------------- --------------------- ------------------------------
Compliance Department Signature:                                           Date:                 Time:
-------------------------------------------------------------------------- --------------------- ------------------------------

                                                                                                                    EXHIBIT D
                    CITIGROUP ASSET MANAGEMENT-NORTH AMERICA
                    Outside Investment Approval Request Form


Citigroup Asset Management ("CAM") policy requires employees to obtain the prior written approval of the Chief Investment Officer and the Regional Compliance
Director or designee before making an outside investment. Examples of "outside investments" include, but are not limited to, Private Placements, Limited
Partnerships, and any investments in securities that cannot be made through a member company of Citigroup. If the investment is a private placement or limited partnership, you must provide a copy of the prospectus, offering statement, subscription agreement or other similar document. You may also be required to obtain a letter from the issuer's General Partner or other appropriate person stating that no member company of Citigroup will have a business relationship, nor will your status as an employee of CAM be utilized to solicit interest or investment from others.

Employees must not make an outside investment if such investment may present a potential conflict of interest.

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
PRINT Name                                                     Social Security Number                      Date
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Title/Position                                                                           Office Telephone Number
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Department Name                                 Location
--------------------------------------------------------------------------------------------------------------------------------
Name of Investment                                                               Anticipated Date of       Amount of investment
                                                                                 Investment                $
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Type of           / / Private Placement     / /Limited        / / Other investment which cannot be
Investment            Partnership                                 made through a member company of Citigroup. (specify)
--------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Does this entity have, or is it                               If Yes, Specify Account
anticipated to have,                      / /  No   / /Yes    Number or Describe
an account or investment banking                              Relationship
relationship with
a member company of Citigroup?
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Is your participation exclusively as a                        If No, Please explain
passive investor?                         / / Yes    / / No   any other involvement.
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Additional Remarks:

--------------------------------------------------------------------------------------------------------------------------------
  Employee Representations:

o I understand that CAM is not recommending, soliciting interest in, or in any way commenting on the advisability or suitability of the investment. My decision to invest was made in my individual capacity independent from Citigroup Asset Management.

o I have not, and will not, receive any selling compensation from anyone in connection with this investment. o With respect to my above investment, I acknowledge that I have not solicited and will not solicit any interest in this investment from clients or members of the general public.

                  Send the completed form and all relevant documents to:
       Compliance Department, 125 Broad Street, 11th Floor, New York NY, 10004.
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 Employee Signature        Employee's Signature                                                                Date
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 Supervisor Approval       Print Name of Supervisor     Title of Supervisor   Signature of Supervisor          Date
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 Chief Investment Officer  Print Name of CIO                    Signature of                                   Date
 (CIO) Approval (if                                             CIO
 applicable)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 Compliance Department     Print Name                           Signature                                      Date
 Review
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    EXHIBIT D


                    CITIGROUP ASSET MANAGEMENT-NORTH AMERICA
                 Outside Investment - Letter of Acknowledgement


Date: [Insert date]

Compliance Department
Citigroup Asset Management
125 Broad Street, 11th Floor
New York, NY 10004


Re: Name of Investment/Product

Dear CAM Compliance Department:

With respect to the investment in the above entity by Citigroup Asset
Management's employee, Employee's Name, I acknowledge that:

         Employee's Name investment in Name of Investment/Product is his own personal investment, which has no connection with Citigroup Asset
         Management.

         The Citigroup Asset Management name or Employee's Name status as an employee of Citigroup Asset Management will not be utilized to solicit any interest or investment in Name of Investment/Product from others.

         There has been and will be no relationship between Name of Employee investment in Name of Investment/Product and any account at Citigroup
         Asset Management.

Employee's Name is a restricted person as defined under the National Association of Securities Dealers' Free-Riding and Withholding Rules. Accordingly, in the event that Name of Investment/Product may determine to invest in public offerings of securities, I represent that it will not purchase "hot issues" or will otherwise restrict any allocation of hot issues to the benefit of Name of Employee partnership interest.


Very truly yours,


[Principal/General Partner]






EXHIBIT E
                    CITIGROUP ASSET MANAGEMENT-NORTH AMERICA
                     Acknowledgement of Code of Ethics Form


     I acknowledge that I have received and read the Code of Ethics for Citigroup Asset Management - North America and Certain Registered
     Investment Companies dated September 13, 2005. I understand the provisions of the Code of Ethics as described therein and agree to abide by them.


                  Employee Name (Print):
                                            ------------------------------------
                         Signature:
                                            -----------------------------------

                         Date:
                                            -----------------------------------

   ---------------------------- ------------------------------- --------------------- ------------------------------------
   Tax I.D./Social Security                                     Date of Hire:
   Number:
   ---------------------------- ------------------------------- --------------------- ------------------------------------
   ---------------------------- ------------------------------- --------------------- ------------------------------------
   Job Function & Title:                                        Supervisor:
   ---------------------------- ------------------------------- --------------------- ------------------------------------
   -----------------------------------------------------------------------------------------------------------------------
   Location:
   -----------------------------------------------------------------------------------------------------------------------
   ---------------------------- ------------------------------- --------------------- ------------------------------------
   Floor and/or Zone:                                           Telephone Number:
   ---------------------------- ------------------------------- --------------------- ------------------------------------


   NASD Registered Employee (Please check one)                  __ Yes       __ No
   -----------------------------------------------------------------------------------------------------------------------
   If registered, list Registration \ License:
   -----------------------------------------------------------------------------------------------------------------------

     This Acknowledgment form must be completed and returned within 10 days of employment to the Citigroup Asset Management Compliance Department, 125
     Broad Street, 11th Floor, New York NY, 10004. Original signature must be sent, however a fax copy may be sent to (646) 862-8499 in order to meet the ten (10) day deadline.



                                                                                                                  EXHIBIT F

                    Citigroup Asset Management-North America
                   Initial Report of Securities Holdings Form

This report must be signed, dated and returned within 10 days of employment and the holdings report must be current as of a date not more than 45 days prior to the employee becoming a Covered Person. This report must be submitted to the Citigroup Asset Management Compliance Department, 125 Broad Street, 11th Floor,
New York NY, 10004.

-----------------------------------------------------------------------------------------------------------------------------------

Employee Name: ______________________________        Date of Employment: ___________________________


-----------------------------------------------------------------------------------------------------------------------------------
Brokerage Accounts:
|_|    I do not have a beneficial ownership of any account(s) with any financial services firm. Please refer to Exhibit "A" for definition of beneficial ownership.

|_| I maintain or have a beneficial ownership in the following account(s) with the financial services firm(s) listed below (attach additional information if necessary-e.g., a brokerage statement). Please include the information required below for any broker, dealer or bank where an account is maintained which holds securities for your direct or indirect benefit as of the date you began your employment.

----------------------------------------------------- ------------------------------------------------ -----------------------
-------------------------------------------------     Account Title                                    Account Number
Name of Financial Service(s) Firm and Address
----------------------------------------------------- ------------------------------------------------ -----------------------
----------------------------------------------------- ------------------------------------------------ -----------------------

----------------------------------------------------- ------------------------------------------------ -----------------------
----------------------------------------------------- ------------------------------------------------ -----------------------

----------------------------------------------------- ------------------------------------------------ -----------------------

Securities Holdings:
Complete the following (or attach a copy of your most recent statement(s)) listing all of the securities holdings in which you have a beneficial ownership, with the exception of non-proprietary U.S. registered open-ended mutual funds for which CAM does not serve as a sub-adviser and U.S Government securities if:

o You own securities that are held by financial services firm(s) as described above. If you submit a copy of a statement, it must include all of the information set forth below. Please be sure to include any additional securities purchased since the date of the brokerage statement that is attached. Use additional sheets if necessary.

o Your securities are not held with a financial service(s) firm (e.g., stock and dividend reinvestment programs and private placements, shares held in certificate form by you or for you or shares held at a transfer agent).

----------------------- ------------------- ---------------- ------------------ ---------------- ---------------------------
Title of Security       Ticker Symbol       Number of        Principal          Held Since       Financial Services Firm
                        or CUSIP No.        Shares           Amount
----------------------- ------------------- ---------------- ------------------ ---------------- ---------------------------
----------------------- ------------------- ---------------- ------------------ ---------------- ---------------------------

----------------------- ------------------- ---------------- ------------------ ---------------- ---------------------------
----------------------- ------------------- ---------------- ------------------ ---------------- ---------------------------

----------------------- ------------------- ---------------- ------------------ ---------------- ---------------------------
----------------------- ------------------- ---------------- ------------------ ---------------- ---------------------------

----------------------- ------------------- ---------------- ------------------ ---------------- ---------------------------
|_|               I have no securities holdings to report.

I certify that I have received the CAM - North America Code of Ethics dated
September 13, 2005 and Citigroup Code of Conduct dated April 2004 and have read them and understood their contents. I further certify that the above represents a complete and accurate description of my brokerage account(s) and securities holdings as of my date of employment.

Signature: _________________________________________ Date of Signature: _______________________








                                                                                                                       EXHIBIT G
                    CITIGROUP ASSET MANAGEMENT-NORTH AMERICA
                      Annual Compliance Certification Form
                                    (Page 1)

Annually, Citigroup Asset Management employees must confirm details of brokerage, bank trust or other accounts used for personal securities transactions and details of outside business affiliations(10). Such affiliations include directorships, other business activities and investments in securities that cannot ordinarily be made through a Citicorp brokerage account (i.e. a private placement or a limited partnership). Please note that any open-end U.S.
mutual funds sub-advised by CAM must to be transferred to either Smith Barney or Citicorp Investment Services.



I.       Brokerage Accounts:

|_| I do not have a beneficial ownership in any account(s) with any financial services firm. Please refer to Exhibit "A" for definition of beneficial ownership.

|_| I maintain or have a beneficial ownership in the following account(s) with the financial services firm(s) listed below. Please include the information required below for any broker, dealer or bank where an account is maintained which holds securities for your direct or indirect benefit as of December 31, 2004.



------------------------------------------------ ----------------------------------- --------------------------------------------
Name of Financial Service(s) Firm and            Account Title                       Account Number
Address
------------------------------------------------ ----------------------------------- --------------------------------------------
------------------------------------------------ ----------------------------------- --------------------------------------------

------------------------------------------------ ----------------------------------- --------------------------------------------
------------------------------------------------ ----------------------------------- --------------------------------------------

------------------------------------------------ ----------------------------------- --------------------------------------------
------------------------------------------------ ----------------------------------- --------------------------------------------

------------------------------------------------ ----------------------------------- --------------------------------------------


II. Securities Holdings:

|_| I have no securities holdings to report.

|_| I maintain or have a beneficial ownership in the following securities owned which may be held by a broker, dealer, transfer agent, or bank in an account other than an approved brokerage account or by an Access Person (or by another party on behalf of the Access Person) or in certificate form
     (e.g., a stock certificate placed in a safe deposit box) or in a stock purchase plan or dividend reinvestment plan. You must include CAM proprietary mutual funds, mutual funds sub-advised by CAM (see attached list of sub-advisory U.S. mutual fund relationships), and off-shore
     (non-U.S.) mutual funds.


----------------------- ------------------- ---------------- ------------------ ---------------- ---------------------------
Title of Security       Ticker Symbol       Number of        Principal          Held Since       Financial Services Firm
                                            Shares           Amount
----------------------- ------------------- ---------------- ------------------ ---------------- ---------------------------
----------------------- ------------------- ---------------- ------------------ ---------------- ---------------------------

----------------------- ------------------- ---------------- ------------------ ---------------- ---------------------------
----------------------- ------------------- ---------------- ------------------ ---------------- ---------------------------

----------------------- ------------------- ---------------- ------------------ ---------------- ---------------------------
----------------------- ------------------- ---------------- ------------------ ---------------- ---------------------------

----------------------- ------------------- ---------------- ------------------ ---------------- ---------------------------


                            Please proceed to page 2


                                                                                                                        EXHIBIT G
                    CITIGROUP ASSET MANAGEMENT-NORTH AMERICA
                      Annual Compliance Certification Form
                                    (Page 2)

III. Outside Business Affiliations:

 |_| I have no outside business affiliations to report.

|_| I maintain the following directorships, other business activities and investments in securities that cannot ordinarily be made through a Smith
     Barney or Citicorp Investment Services account. Include investments beneficially owned by (i) a spouse; or (ii) an immediate family member in the same household)


Firm Name/Investment (add additional lines, if necessary)            Position/Activity               Date Commenced
-------------------------------------------------------------------- -------------------------------- ----------------------------

-------------------------------------------------------------------- -------------------------------- ----------------------------
-------------------------------------------------------------------- -------------------------------- ----------------------------

-------------------------------------------------------------------- -------------------------------- ----------------------------

I certify that the above information is complete and accurate as of December 31, 2004.


I acknowledge that I have received and read the Code of Ethics for Citigroup
Asset Management, North America, dated January 28, 2005 and Citigroup Code of
Conduct dated April 2004, which is included in the E-Mail together with this document. I fully understand the provisions of the Codes-including the new provisions that bring any open-end U.S. mutual funds sub-advised by CAM and any off-shore mutual fund within the scope of this policy- as described therein and agree to abide by them. I also certify that I have complied with the requirements of the Code of Ethics and have pre-cleared and disclosed all securities transactions executed during calendar year 2004 pursuant to the requirements of the Code of Ethics.


Signature  _____________________               Date ___________________


Name (Print) ___________________               Department   ___________


If, during 2004, you failed to seek pre-clearance for a personal securities transaction or otherwise violated the Code of Ethics, you must make your certification subject to that disclosure. If so, please indicate if a member of the Compliance Department has addressed this issue with you and if you fully understand the nature of your violation. Please return the completed and signed certification to the Compliance Department, located at 300 First Stamford Place,
4th Floor, Stamford CT, 06902, or fax to (203)-890-7102 by February 7, 2004. Any questions relating to the firm's policies, including the requirement to seek pre-approval for personal investments and outside business affiliations, should be directed to Raymond Ottusch (212-559-1121).




                                                                 EXHIBIT H

                    CITIGROUP ASSET MANAGEMENT-NORTH AMERICA
                        Outside Business Affiliation Form

Employees must obtain prior written approval for any outside employment or other business affiliation including self-employment, ownership of or active participation in a business, fiduciary appointments, and any other position for which the employee accepts compensation. (Requests for approval of Outside
Directorships must be submitted to the Compliance Department.)

COMPLETE ONE COPY OF THIS FORM FOR EACH APPLICABLE AFFILIATION.


----------------------------------------------------------------------- --------------------------------- ---------------------
PRINT Name                                                              Social Security Number            Date

----------------------------------------------------------------------- --------------------------------- ---------------------
----------------------------------------------------------------------- -------------------------------------------------------
Title                                                                   Office Telephone Number

----------------------------------------------------------------------- -------------------------------------------------------
----------------------------------------------------------------------- -------------------------------------------------------
Branch/Department Name                                                  Location

----------------------------------------------------------------------- -------------------------------------------------------
--------------------------------------------------------------------------------------------------------- ---------------------
Name of Outside Entity

--------------------------------------------------------------------------------------------------------- ---------------------
-------------------------------------------------------------------------------------------------------------------------------

/ / Not-for-Profit               / / Outside Employment               / / Fiduciary Appointment       / /  Other (specify)

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Nature of Business

-------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ------------------------------ ------------------------
Your Title or Function at Outside Entity                                Date Association/Term Begins   Annual Compensation
                                                                                                       $
----------------------------------------------------------------------- ------------------------------ ------------------------
------------------------------------------------------- ---------------------------------------------- ------------------------
Time Devoted DURING Business Hours per Month            Time Devoted AFTER Business Hours per Month    Total Amount of time
------------------------------------------------------- ---------------------------------------------- ------------------------
-------------------------------------------------------------------------------------------------------------------------------
Description of Duties:











---------------------------------- ------------------ -------------------------------------------------------------------------
Does this entity or any                               If Yes, Specify Account
principal have an account or                          Number or Describe
other business relationship with  / / No   / / Yes    Relationship
CAM or affiliates?
---------------------------------- ------------------ -------------------------------------------------------------------------
Employee Representations:

o I will not solicit others within the Firm or clients of the Firm to participate in, contribute to, or otherwise support the activities of the outside entity.
o I will inform my supervisor of any material change in the nature of my affiliation with this outside entity or in the nature of the entity's activities.
o I will inform my supervisor and the Compliance Department of any potential conflicts of interest between my outside affiliation and my position within the Firm.

------------------- ---------------------------------- -------------------------- ----------------------------- ---------------
Employee Signature  Employee's Signature                                                                        Date


------------------- ---------------------------------- -------------------------- ----------------------------- ---------------
------------------- ---------------------------------- -------------------------- ----------------------------- ---------------
Supervisor          PRINT Name of Supervisor           Title of Supervisor        Signature of Supervisor       Date
Approval

------------------- ---------------------------------- -------------------------- ----------------------------- ---------------
------------------- ------------------------------------------- ----------------------------------------------- ---------------
Compliance          Print Name                                  Signature                                       Date
Department
Review
------------------- ------------------------------------------- ----------------------------------------------- ---------------

         Upon completion of this form, send it via inter-office mail to:
       Compliance Department, 125 Broad Street, 11th Floor, New York NY, 10004




                                                                                                                   EXHIBIT I
                    CITIGROUP ASSET MANAGEMENT-NORTH AMERICA
                            Outside Directorship Form

Employees must obtain prior written approval from their supervisor (SVP or MD level) for any outside directorship position of a not-for-profit or charitable organization. If the entity is in the financial services industry (such as a Credit Union) or the employee will be serving on an investment committee or participating in investment related decisions, the employee must also obtain additional approvals. Any request to serve as a director of a for-profit organization must be approved by the Compliance Department and one of the Chief
Investment Officers of Citigroup Asset management (CAM). Employees serving as outside directors are not entitled to indemnification or insurance coverage by CAM or affiliates unless service on the board is at the specific written request of CAM or affiliates.

COMPLETE ONE COPY OF THIS FORM FOR EACH APPLICABLE ENTITY.

------------------------------------------------------------------------------------------- -----------------------------------
PRINT Name                                                                                   Social Security Number
------------------------------------------------------------------------------------------- -----------------------------------
------------------------------------------------------------------------------------------- -----------------------------------
Title                                                                                        Office Telephone Number
--------------------------------------------------------- ---------------------------------------------------------------------
Branch/Department Name                                     Location
--------------------------------------------------------- ---------------------------------------------------------------------
1. Name of Entity                                                                                          Date

---------------------------------------------------------------------------------------------------------- --------------------
----- --------------------------------------------------- --- ----------------------------------------------------------------
2.                                                             3.
      / / Not-for-Profit       / /  For-Profit                     / /  Public              / /  Privately Owned
----- --------------------------------------------------- --- ----------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
4. Main Activity of the Entity

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------- ---------------------------- ----------------------- -----------------------------
5. Your Title or Function                     Date Association/Term Begins         Date Term Expires       Annual Compensation
                                                                                                           $
-------------------------------------------- ---------------------------- ----------------------- -----------------------------
----------------------------------------- ------------------------------------ ------------------------------------------------
6. Time Devoted During/After Business Hours     Time Devoted After Close of Market      Your Financial Interest in the Entity

----------------------------------------- ------------------------------------ ------------------------------------------------
----------------------------------------------------------------- -------- -------- -------------------------------------------

7. Do any affiliates of CAM make a market in any securities ssued by the entity?    / / No    / / Yes   / / Not Applicable
----------------------------------------------------------------- -------- -------- -------------------------------------------
----------------------------------------------------------------- -------- -------- -------------------------------------------

8. Is the Directorship requested by CAM or its affiliates ?                        / / No    / / Yes   / / Attach copy of Request
                                                                                                          Letter and other details.


----------------------------------------------------------------- -------- -------- -------------------------------------------
----------------------------------------------------------------- -------- -------- -------------------------------------------

9. Do you know of any significant adverse information about the No Yes Attach      / / No   / / Yes   / / Attach detail and
 detail and documents. entity or any actual or potential conflict of interest                             documents.
 between the entity and CAM or its affiliates
----------------------------------------------------------------- -------- -------- -------------------------------------------
----------------------------------------------------------------- ----------------- -------------------- ----------------------

10. For PUBLIC COMPANIES attach the most recent "10-K", "10-Q",  / /  10-K Attached / / Ann. Rpt. Attached  / / Prospectus Attached
    Latest Annual Report, "8-K's", and Prospectus

    For NON-PUBLIC ENTITIES attach Audit Financial Statements    / /  10-Q Attached / / 8-K's Attached     / / Fin. Stmts. Attached
----------------------------------------------------------------- ----------------- -------------------- ----------------------
----------------------------------------------------------------- -------- -------- -------------------------------------------
                                                                                    If yes, specify Account No.
11. Does the entity or any principal have an account or other                       or describe relationship
    business relationship with CAM or its affiliates?           / / No  / / Yes
----------------------------------------------------------------- -------- -------- -------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
12. Additional Remarks
-------------------------------------------------------------------------------------------------------------------------------
Employee Representations:
o      I will not solicit others within the Firm or clients of the Firm to participate in, contribute to, or otherwise support the activities of the outside entity.
o      I will inform my supervisor of any material change in the nature of my affiliation with this outside entity or in the nature of the entity's activities.
o      I will inform my supervisor and the Compliance Department of any potential conflicts of interest between my outside affiliation and my position within the Firm.

------------------------------ ----------------------------- ----------------------- ---------------------------- ---------------
Employee Signature             Employee's Signature                                                               Date
------------------------------ ----------------------------- ----------------------- ---------------------------- ---------------
------------------------------ ----------------------------- ----------------------- ---------------------------- ---------------
Supervisor Approval            PRINT Name of Supervisor      Title of Supervisor     Signature of Supervisor      Date
                               -----------------------------                         ----------------------------
------------------------------ ------------------------------------- --------------- ---------------------------- ---------------
Chief Investment Officer       PRINT Name of CIO                     Signature of                                 Date
(CIO) Approval (if                                                   CIO
applicable)
------------------------------ ------------------------------------- --------------- ---------------------------- ---------------
                                                                     ---------------
Compliance Department Review   Print Name                            Signature                                    Date
------------------------------ ------------------------------------- --------------- ---------------------------- ---------------
                                 Upon completion of this form, send the form via inter-office mail to:
                                Compliance Department, 125 Broad Street, 11th Floor, New York NY, 10004



                                                                                                                    EXHIBIT J

                                          CITIGROUP ASSET MANAGEMENT-NORTH AMERICA
                        Temporary Workers/Independent Contractors Outside Brokerage Account
                                                      Approval Request Form

   Temporary Workers/Independent Contractor Name: ___________________________________________

   Tax Identification/Social Security Number: __________________________________________________

The following information is provided in order to obtain Compliance approval to open and/or maintain a brokerage account outside Smith Barney or Citicorp
Investment Services:

        Outside Brokerage Firm Name:
                                                   -----------------------------------------------------------------

        Brokerage Firm Address:
        (Where letter should be sent)              -----------------------------------------------------------------

                                                   -----------------------------------------------------------------

                                                   -----------------------------------------------------------------

        Account Number:
                                                   -----------------------------------------------------------------

        Full Account Title:
                                                   -----------------------------------------------------------------

                                                   -----------------------------------------------------------------

Please indicate the reason why you are requesting to open and/or maintain a brokerage account outside of Smith Barney or Citicorp Investment Services (Work assignment greater than one year (Work assignment greater than one year):

|_| The account is a fully discretionary account managed by investment advisors, which are registered as such with the SEC
                  (see investment advisor acknowledgment form, attached).

|_|               The account is a joint account with my spouse who works for the brokerage firm where the account will be maintained. My title and position with CAM is __________________, and my
                  spouse's title and position with his/her firm is
                  -------------------------------------.

|_| Estate or trust accounts in which an employee or related person has a beneficial ownership (Please refer to Exhibit "A" for a definition of beneficial ownership.), but no power to affect investment decisions. There must be no communication between the account(s) and the employee with regard to investment decisions prior to execution.

     A copy any relevant statement(s) and this completed form must be provided to Citigroup Asset Management - Compliance Department. Mailing address is
     125 Broad Street, 11th Floor, New York, NY, 10004.

         _______________________________                               __________________________________
         Employee Signature                                            Compliance Department


                                                                       __________________________________
                                                                       Supervisor Signature

                                                                       _______________________________________
                                                                       Chief Investment Officer (if applicable)

                          NOT FOR USE BY CAM EMPLOYEES





                                                                                                                    EXHIBIT K

                    CITIGROUP ASSET MANAGEMENT-NORTH AMERICA
                    Temporary Workers/Independent Contractors
                      Pre-Trade Approval/Notification Form

Instructions:

All temporary workers and independent contractors are required to submit this form to the Compliance Department prior to placing a trade. The Compliance
Department will notify the temporary worker/independent contractor as to whether or not pre-approval is granted. Pre-approval or acknowledgment of notification is effective only on the date granted. This completed form should be faxed to
(646) 862-8499.

Temporary Worker/Independent Contractor Information
----------------------------------------------------------------------------------------------------------------------------- --
Temporary worker/independent contractor name:
                                                                                                                              --
----------------------------------------------------------------------------------------------------------------------------- --
Account Title:
                                                                                                                              --
----------------------------------------------------------------------------------------------------------------------------- --
Account Number:
                                                                                                                              --
------------------------------------------------------------------------------------------- ------------------------------------
Managed Account(s)/Mutual Fund(s) for which temporary worker/independent contractor is a Covered Person:
------------------------------------------------------------------------------------------- ------------------------------------
Security Information
-----------------------------------------------------------------------------------------------------------------------------------
                                               IPO     __ Yes   __ No           Private Placement    __  Yes    __ No
------------------------- --------------------- --------- --------------------- -------------------- ---------- ----------------
     Security Name        Security Type-e.g.,   Ticker    Buy/Sell/             If Sale/Redemption   No.        Large Cap
                          equity, mutual                  Redeem/Exchange       /Exchange, Date      Shares/    Stock
                          fund, debt, etc.                                      First Acquired(11)   Units      Exception?(12)
------------------------- --------------------- --------- --------------------- -------------------- ---------- ----------------
------------------------- --------------------- --------- --------------------- -------------------- ---------- ----------------

------------------------- --------------------- --------- --------------------- -------------------- ---------- ----------------
------------------------- --------------------- --------- --------------------- -------------------- ---------- ----------------

------------------------- --------------------- --------- --------------------- -------------------- ---------- ----------------

Your assignment with the Firm:


Certification
I certify that I will not effect the transaction(s) described above unless and until pre-clearance approval is obtained from the Compliance Department, or when executing transactions in proprietary open-end U.S. mutual funds or open-end
U.S. mutual funds for which CAM serves as a sub-adviser notification is acknowledged by the Compliance Department. I further certify that to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with any account managed by CAM (including mutual funds managed by CAM). I further certify that, to the best of my knowledge, there are no pending orders for any security listed above or any related security for any Managed
Accounts and/or Mutual Funds for which I am considered a temporary Covered
Person. The proposed transaction(s) are consistent with all firm policies regarding temporary worker/independent contractor personal securities transactions.

Signature____________________________________________________________                   Date

-------------------------------------------------------------------------------------------------------------------------------
For Use By the Compliance Department
===============================================================================================================================
                                                    ------------------------- --------- ----------- ---------------------------
Are Securities Restricted?   __Yes   __ No           Pre-approval Granted?     __Yes      __No      Reason not granted:

                                                    ------------------------- --------- ----------- ---------------------------
----------------------------------------------------------------------------- --------------------- ---------------------------
Compliance Department Signature:                                              Date:                 Time:
----------------------------------------------------------------------------- --------------------- ---------------------------
                          NOT FOR USE BY CAM EMPLOYEES





                                                                                                                    EXHIBIT L
                    CITIGROUP ASSET MANAGEMENT-NORTH AMERICA
                    Temporary Workers/Independent Contractors
                     Acknowledgement of Code of Ethics Form


     I acknowledge that I have received and read the Code of Ethics for Citigroup Asset Management-North America and Certain Registered Investment
     Companies dated June 22, 2005. I understand the provisions of the Code of Ethics as described therein and agree to abide by them.

  Temporary Workers/
  Independent Contractors Name (Print):
                                       -------------------------------------------------------------------

  Signature:
            -------------------------------------------------------------------------------------------------------
  Date:
       ------------------------------------------------------------------------------------------------------------

   ---------------------------- ------------------------------- --------------------- ------------------------------------
   Tax I.D./Social Security                                     Date of Assignment:
   Number:
   ---------------------------- ------------------------------- --------------------- ------------------------------------
   ---------------------------- ------------------------------- --------------------- ------------------------------------
   Job Function & Title:                                        Supervisor:
   ---------------------------- ------------------------------- --------------------- ------------------------------------
   -----------------------------------------------------------------------------------------------------------------------
   Location:
   -----------------------------------------------------------------------------------------------------------------------
   ---------------------------- ------------------------------- --------------------- ------------------------------------
   Floor and/or Zone:                                           Telephone Number:
   ---------------------------- ------------------------------- --------------------- ------------------------------------

     This Acknowledgment form must be completed and returned within 10 days of assignment to the Citigroup Asset Management Compliance Department, 125 Broad Street, 11th Floor, New York, NY 10004. Original signature must be sent, however a fax copy may be sent to (646) 862-8499 in order to meet the ten (10) day deadline.

                          NOT FOR USE BY CAM EMPLOYEES

--------
(1) Investment advisory services provided by Salomon Brothers Asset Management Inc., Smith Barney Asset Management (a division of Citigroup Global Markets Inc.), Citibank Global Asset Management (a unit of Citibank N.A.) and affiliated advisory entities.

(2) CAM employees who are subject to the securities trading policies and procedures established by the Office of the Comptroller of the Currency (12 CFR 12.7) may comply with the quarterly reporting requirements hereunder by adhering to the policies set forth in this Code of Ethics, so long as all reportable information is delivered within 10 business days after the end of each quarter.


(3) All securities sold must have been held for at least 60 calendar days. All shares in proprietary open-end U.S. mutual fund or open-end U.S. mutual funds sub-advised by CAM redeemed or exchanged must have been held for at least 90 calendar days.

(4) For purposes of CAM's Code, a Large Cap Exemption applies to transactions involving 500 or fewer shares in aggregate and the stock is one that is listed on a U.S. stock exchange or NASDAQ and whose issuer has a market capitalization (outstanding shares multiplied by current price) of more than $10 billion.

(5) Is this security being purchased or sold for a client or being considered for purchase or sale for a client?

(6)  Is this security currently a recommended security?

(7) If the security is a "recommended" security, will your personal trade occur seven (7) calendar days before or after the issuance of a change or recommendation?


(8) Will your personal trade occur seven (7) calendar days before or after any managed fund or client account (for which you have trading or portfolio information) trade in that security?

(9)  Must be signed by one of the Senior Investment  Officer,  or the respective
     CIO.

(10) Rule 17j-1 under the Investment Company Act of 1940, and Rule 204A-1 under the Investment Advisers Act of 1940.

(11) All securities sold must have been held for at least 60 days. All shares in proprietary open-end mutual fund or open-end mutual funds sub-advised by CAM redeemed or exchanged must have been held for at least 90 calendar days.

(12) For purposes of CAM's personal trading policies, a Large Cap Exemption applies to transactions involving 500 or fewer shares in aggregate and the stock is one that is listed on a U.S. stock exchange or NASDAQ and whose issuer has a market capitalization (outstanding shares multiplied by current price) of more than $10 billion.